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                               CRABBE HUSON FUNDS

                         THE CRABBE HUSON SPECIAL FUND, INC.
                             CRABBE HUSON SMALL CAP FUND
                       CRABBE HUSON REAL ESTATE INVESTMENT FUND
                               CRABBE HUSON EQUITY FUND
                       CRABBE HUSON ASSET ALLOCATION FUND
                            CRABBE HUSON INCOME FUND
                       CRABBE HUSON OREGON TAX-FREE FUND
                    CRABBE HUSON U.S. GOVERNMENT INCOME FUND
                 CRABBE HUSON U.S. GOVERNMENT MONEY MARKET FUND


                   SUPPLEMENT TO THE MARCH 1, 1998 PROSPECTUS


A special meeting of the shareholders of the Crabbe Huson Special Fund (the "Special Fund") was held at 3:00 p.m. on October 15, 1998 for the purpose of approving or disapproving an Agreement and Plan of Reorganization. The Special Fund did not receive at the meeting a sufficient number of shareholder votes to either approve or disapprove the Agreement and Plan of Reorganization. Therefore, the meeting was adjourned until 3:00 p.m. (Pacific
Time) on November 13, 1998 at the corporate offices of Crabbe Huson Group, Inc., 121 S.W. Morrison, Suite 1400, Portland, Oregon.

Until further notice, shares of the Special Fund are not available for purchase, except that additional purchases may be made by certain existing retirement group plans and wrap fee programs. The Special Fund has changed its transfer agent to Liberty Funds Services, Inc. and its distributor to Liberty Funds Distributor, Inc.

On October 19, 1998, each of the other Crabbe Huson Funds reorganized or merged into a Colonial trust pursuant to an Agreement and Plan of Reorganization. As a result, such Funds have been liquidated and dissolved and are not offered through this prospectus.

                      THIS SUPPLEMENT IS DATED OCTOBER 19, 1998